UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

Live Oak Acquisition Corp. VI

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43481	98-1919679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4921 William Arnold Road

Memphis TN 38117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 270-3107

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LOVIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LOVI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LOVIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 24, 2026, Live Oak Acquisition Corp. VI (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 3,000,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated September 22, 2026, by and between the Company and Santander US Capital Markets LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated September 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 22, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated September 22, 2026 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and Live Oak Sponsor VI, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 22, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated September 22, 2026, by and between the Company and Live Oak Merchant Partners, an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated September 22, 2026, by and among the Company and each Director and executive officers of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 4,600,000 warrants (the “Private Placement Warrants,”) to the Sponsor, with each warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, or $4,600,000 in the aggregate. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Company’s registration statement for its IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2026, in connection with the IPO, Messrs. Hudson and Chivavibul and Ms. Tarbox (collectively with Messrs. Hendrix and Fishman, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective September 23, 2026, each of Messrs. Hudson and Chivavibul and Ms. Tarbox was appointed to the Board’s Audit Committee, with Ms. Tarbox serving as chair of the Audit Committee. Each of Messrs. Hudson and Chivavibul and Ms. Tarbox was appointed to the Board’s Compensation Committee, with Mr. Chivavibul serving as chair of the Compensation Committee.

On September 22, 2026, the Company entered into indemnity agreements with each of the Directors and officers of the Company, and Gary Wunderlich, Jr., senior advisor to the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On September 23, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on September 22, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 of the proceeds from the IPO and the sale of the Private Placement Warrants (which amount includes $6,900,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 21 months from the closing of the IPO (the “Completion Window”), or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within the Completion Window or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On September 22, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 24, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 22, 2026, by and between the Company and Santander US Capital Markets LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated September 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, September 22, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated September 22, 2026 by and among the Company and certain security holders.

10.3	Private Placement Warrants Purchase Agreement, dated September 22, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated September 22, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.5	Administrative Services Agreement, dated September 22, 2026 by and between the Company and Live Oak Merchant Partners.

10.6	Form of Indemnity Agreement

99.1	Press Release, dated September 22, 2026.

99.2	Press Release, dated September 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK ACQUISITION CORP. VI

	By:	/s/ Richard J. Hendrix
		Name:	Richard J. Hendrix
		Title:	Chief Executive Officer
Dated: September 24, 2026

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